Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Other Intangible Assets

20. GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill

The changes in our carrying amount of goodwill for the years ended December 31, 2013 and 2012 by operating segment are as follows:

	Vertically		Generation
	Integrated	AEP River	and	AEP
	Utilities	Operations	Marketing	Consolidated
	(in millions)
Balance as of December 31, 2011	$37	$39	$-	$76
Acquired Goodwill	-	-	15	15
Impairment Losses	-	-	-	-
Balance as of December 31, 2012	37	39	15	91
Impairment Losses	-	-	-	-
Balance as of December 31, 2013	$37	$39	$15	$91

In the fourth quarters of 2013 and 2012, we performed our annual impairment tests. The fair values of the operations with goodwill were estimated using cash flow projections and other market value indicators. There were no goodwill impairment losses. We do not have any accumulated impairment on existing goodwill.

During 2012, the increase in goodwill of $15 million was due to the acquisition of BlueStar.

Other Intangible Assets

Acquired intangible assets subject to amortization were $10 million as of December 31, 2013, net of accumulated amortization and are included in Deferred Charges and Other Noncurrent Assets on the balance sheets. During 2012, as a result of the acquisition of BlueStar, we acquired intangible assets associated with sales contracts and customer accounts of $58 million. The amortization life, gross carrying amount and accumulated amortization by major asset class are as follows:

		December 31,
		2013		2012
		Gross		Gross
	Amortization	Carrying	Accumulated	Carrying	Accumulated
	Life	Amount	Amortization	Amount	Amortization
	(in years)	(in millions)
Acquired Customer Contracts	5	$58	$48	$58	$34

Amortization of intangible assets was $14 million, $34 million and $1 million for the years ended December 31, 2013, 2012 and 2011, respectively. Our estimated total amortization is $6 million, $3 million and $1 million for 2014, 2015 and 2016, respectively.